                                                                 EXHIBIT m(2)(f)


                                 AMENDMENT NO. 5

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12-1, is hereby amended, effective November 25, 2003, as follows:

                  1. Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

         All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

         The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                           MAXIMUM
                                            ASSET
                                            BASED         MAXIMUM         MAXIMUM
                                            SALES         SERVICE        AGGREGATE
      AIM EQUITY FUND                       CHARGE          FEE             FEE
      ---------------                       ------          ---             ---
PORTFOLIOS

AIM Aggressive Growth Fund                  0.75%          0.25%           1.00%
AIM Basic Value II Fund                     0.75%          0.25%           1.00%
AIM Blue Chip Fund                          0.75%          0.25%           1.00%
AIM Capital Development Fund                0.75%          0.25%           1.00%
AIM Charter Fund                            0.75%          0.25%           1.00%
AIM Constellation Fund                      0.75%          0.25%           1.00%
AIM Core Strategies Fund                    0.75%          0.25%           1.00%
AIM Dent Demographic Trends Fund            0.75%          0.25%           1.00%
AIM Diversified Dividend Fund               0.75%          0.25%           1.00%
AIM Emerging Growth Fund                    0.75%          0.25%           1.00%
AIM Large Cap Basic Value Fund              0.75%          0.25%           1.00%
AIM Large Cap Growth Fund                   0.75%          0.25%           1.00%
AIM Mid Cap Growth Fund                     0.75%          0.25%           1.00%
AIM U.S. Growth Fund                        0.75%          0.25%           1.00%
AIM Weingarten Fund                         0.75%          0.25%           1.00%

                                           MAXIMUM
                                            ASSET
                                            BASED         MAXIMUM         MAXIMUM
                                            SALES         SERVICE        AGGREGATE
      AIM FUNDS GROUP                       CHARGE          FEE             FEE
      ---------------                       ------          ---             ---
PORTFOLIOS

AIM Balanced Fund                           0.75%          0.25%           1.00%
AIM Basic Balanced Fund                     0.75%          0.25%           1.00%
AIM European Small Company Fund             0.75%          0.25%           1.00%
AIM Global Value Fund                       0.75%          0.25%           1.00%
AIM International Emerging Growth Fund      0.75%          0.25%           1.00%
AIM Mid Cap Basic Value Fund                0.75%          0.25%           1.00%
AIM Premier Equity Fund                     0.75%          0.25%           1.00%
AIM Select Equity Fund                      0.75%          0.25%           1.00%
AIM Small Cap Equity Fund                   0.75%          0.25%           1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED         MAXIMUM        MAXIMUM
                                             SALES         SERVICE       AGGREGATE
      AIM GROWTH SERIES                     CHARGE           FEE            FEE
      -----------------                     ------           ---            ---
PORTFOLIOS

AIM Basic Value Fund                        0.75%           0.25%          1.00%
AIM Mid Cap Core Equity Fund                0.75%           0.25%          1.00%
AIM Small Cap Growth Fund                   0.75%           0.25%          1.00%
AIM Global Trends Fund                      0.75%           0.25%          1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED         MAXIMUM          MAXIMUM
                                             SALES         SERVICE         AGGREGATE
    AIM INTERNATIONAL MUTUAL FUNDS          CHARGE           FEE              FEE
    ------------------------------          ------           ---              ---
PORTFOLIOS

AIM Asia Pacific Growth Fund                 0.75%          0.25%            1.00%
AIM European Growth Fund                     0.75%          0.25%            1.00%
AIM Global Aggressive Growth Fund            0.75%          0.25%            1.00%
AIM Global Growth Fund                       0.75%          0.25%            1.00%
AIM International Growth Fund                0.75%          0.25%            1.00%
INVESCO International Core Equity Fund       0.75%          0.25%            1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED         MAXIMUM          MAXIMUM
                                             SALES         SERVICE         AGGREGATE
     AIM INVESTMENT FUNDS                   CHARGE           FEE              FEE
     --------------------                   ------           ---              ---
PORTFOLIOS

AIM Developing Markets Fund                  0.75%          0.25%            1.00%
AIM Global Health Care Fund                  0.75%          0.25%            1.00%
AIM Libra Fund                               0.75%          0.25%            1.00%
AIM Trimark Fund                             0.75%          0.25%            1.00%
AIM Trimark Endeavor Fund                    0.75%          0.25%            1.00%
AIM Trimark Small Companies Fund             0.75%          0.25%            1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED         MAXIMUM          MAXIMUM
                                             SALES         SERVICE         AGGREGATE
AIM INVESTMENT SECURITIES FUNDS             CHARGE           FEE              FEE
-------------------------------             ------           ---              ---
PORTFOLIOS

AIM High Yield Fund                          0.75%          0.25%            1.00%
AIM Income Fund                              0.75%          0.25%            1.00%
AIM Intermediate Government Fund             0.75%          0.25%            1.00%
AIM Money Market Fund                        0.75%          0.25%            1.00%
AIM Municipal Bond Fund                      0.75%          0.25%            1.00%
AIM Total Return Bond Fund                   0.75%          0.25%            1.00%
AIM Real Estate Fund                         0.75%          0.25%            1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED         MAXIMUM          MAXIMUM
                                             SALES         SERVICE         AGGREGATE
AIM SPECIAL OPPORTUNITIES FUNDS             CHARGE           FEE              FEE
-------------------------------             ------           ---              ---
PORTFOLIOS

AIM Opportunities I Fund                     0.75%          0.25%            1.00%
AIM Opportunities II Fund                    0.75%          0.25%            1.00%
AIM Opportunities III Fund                   0.75%          0.25%            1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED         MAXIMUM          MAXIMUM
                                             SALES         SERVICE         AGGREGATE
     AIM TAX-EXEMPT FUNDS                   CHARGE           FEE              FEE
     --------------------                   ------           ---              ---
PORTFOLIO

AIM High Income Municipal Fund               0.75%          0.25%            1.00%

                                            MAXIMUM
                                             BASED         MAXIMUM          MAXIMUM
AIM COMBINATION STOCK &                      SALES         SERVICE         AGGREGATE
      BOND FUNDS                            CHARGE           FEE              FEE
      ----------                            ------           ---              ---
PORTFOLIO

INVESCO Core Equity Fund                     0.75%          0.25%            1.00%
INVESCO Total Return Fund                    0.75%          0.25%            1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED         MAXIMUM          MAXIMUM
                                             SALES         SERVICE         AGGREGATE
AIM COUNSELOR SERIES TRUST                  CHARGE           FEE              FEE
--------------------------                  ------           ---              ---
PORTFOLIO

INVESCO Advantage Health
  Sciences Fund                              0.75%          0.25%            1.00%

INVESCO Multi-Sector Fund                    0.75%          0.25%            1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED         MAXIMUM          MAXIMUM
                                             SALES         SERVICE         AGGREGATE
        AIM SECTOR FUNDS                    CHARGE           FEE              FEE
        ----------------                    ------           ---              ---
PORTFOLIO

INVESCO Energy Fund                          0.75%          0.25%            1.00%
INVESCO Financial Services Fund              0.75%          0.25%            1.00%
INVESCO Gold & Precious Metals Fund          0.75%          0.25%            1.00%
INVESCO Health Sciences Fund                 0.75%          0.25%            1.00%
INVESCO Leisure Fund                         0.75%          0.25%            1.00%
INVESCO Technology Fund                      0.75%          0.25%            1.00%
INVESCO Utilities Fund                       0.75%          0.25%            1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED         MAXIMUM          MAXIMUM
                                             SALES         SERVICE         AGGREGATE
         AIM STOCK FUNDS                    CHARGE           FEE              FEE
        ----------------                    ------           ---              ---
PORTFOLIO

INVESCO Dynamics Fund                        0.75%          0.25%            1.00%
INVESCO Mid-Cap Growth Fund                  0.75%          0.25%            1.00%
INVESCO Small Company Growth Fund            0.75%          0.25%            1.00%